UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2013

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On August 6, 2013, Super Micro Computer, Inc. issued a press release announcing its operating and financial results for the fourth quarter fiscal year 2013. A copy of the press release including consolidated financial statements for the fourth quarter ended June 30, 2013 is being furnished as Exhibit 99.1. Exhibit 99.2 are the slides for Super Micro Computer Inc.’s fourth quarter earnings presentation on August 6, 2013. The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and is not to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated August 6, 2013 announcing its operating and financial results for the fourth quarter fiscal year 2013.

99.2	Slides for Super Micro Computer, Inc.’s fourth quarter earnings presentation on August 6, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: August 6, 2013	By:	/s/ Charles Liang
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Super Micro Computer, Inc. dated August 6, 2013 announcing its operating and financial results for the fourth quarter fiscal year 2013.

99.2	Slides for Super Micro Computer, Inc.’s fourth quarter earnings presentation on August 6, 2013.